SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                              FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report: September 17, 1999
(Date of earliest event reported)


               CAPCO America Securitization Corporation
             Commercial Mortgage Pass-Through Certificates
                           Series 1998-D7
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          (Exact Name of registrant as specified in its charter)

Delaware                      333-22133                 13-3672336
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(State or Other Juris-       (Commission             (I.R.S. Employer
diction of Incorporation)     File Number)            Identification Number)


Two World Financial Center, Building B, New York, New York     10281
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code:          212-667-9300
                                                        -----------------------


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               This Document contains exactly 196 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D7 issued pursuant to a Pooling and Servicing Agreement, dated as of September 11, 1998 (the "Pooling and Servicing Agreement"), by and among CAPCO America Securitization Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as co-Servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the September 17, 1999 monthly distribution report prepared by the Trustee pursuant to Section 4.02(b)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        (c)     Exhibits


                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.         Description



 5.1             99                  Monthly distribution report pursuant to
                                     Section 4.2 of the Pooling and Servicing
                                     Agreement for the distribution on
                                     September 17, 1999


 5.2             99                  Comparative Financial Status
                                     Report as of  09/13/99

                                     Delinquent Loan Status Report as of
                                     09/13/99

                                     REO Status Report as of 09/13/99

                                     Watch List as of  09/13/99

                                     Historical Loan Modification Report
                                     as of 09/13/99

                                     Historical Loss Estimate Report as of
                                     09/13/99

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               AMRESCO SERVICES, L.P., IN
                                               ITS CAPACITY AS SERVICER
                                               UNDER THE POOLING AND
                                               SERVICING AGREEMENT ON
                                               BEHALF OF ASSET SECURITIZATION
                                               CORPORATION, REGISTRANT





                                               By:  /S/_________________
                                                        Daniel B. Kirby,
                                                        Senior Vice President


                                               By: /S/__________________
                                                        Sean D. Reilly,
                                                        Vice President


Date:  September 23, 1999

                         EXHIBIT INDEX



                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.         Description


 5.1              99                 Monthly distribution report pursuant to
                                     Section 4.2 of the Pooling and Servicing
                                     Agreement for the distribution on
                                     September 17, 1999


 5.2              99                 Comparative Financial Status
                                     Report as of  09/13/99

                                     Delinquent Loan Status Report as of
                                     09/13/99

                                     REO Status Report as of 09/13/99

                                     Watch List as of  09/13/99

                                     Historical Loan Modification Report
                                     as of 09/13/99

                                     Historical Loss Estimate Report as of
                                     09/13/99